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                                                                   EXHIBIT 10(f)

                                                               November 12, 1999

Illinois Superconductor Corporation
451 Kingston Court
Mount Prospect, Illinois 60056

Ladies and Gentlemen:

         This letter amends the letter agreement ("Agreement") captioned "Additional Investment" by and among Elliott Associates, L.P., Westgate International, L.P., and Alexander Finance, L.P. ("Investors") and Illinois Superconductor Corporation ("Company"), dated November 5, 1999, by deleting the last two sentences of Section 12 of the Agreement and replacing those sentences with the following:

         Notwithstanding anything to the contrary contained herein or in the Notes and Warrants, unless and until the foregoing Charter Amendment is effected, and except with respect to determining the redemption rights referred to above, the Notes and Warrants held by the undersigned on the date of the Agreement after giving effect thereto and regardless of whether such Notes and Warrants are transferred at any time (such Notes and Warrants are the "Investor Notes and Warrants") shall represent a right in the aggregate, allocated pro rata among them, to acquire (including with respect to in-kind interest payments paid and to be paid) that number of shares (but not more than that number of shares) of Common Stock equal to the number of shares of Common Stock currently authorized by the Company's Certificate of Incorporation reduced by the sum of (i) the number of shares and shares subject to options outstanding on the date hereof, (ii) the number of shares subject to additional options granted under the Illinois Superconductor Corporation 1993 Stock Option Plan, as amended through June, 1999 ("Plan"), (iii) the number of shares subject to any options granted outside the Plan with the written consent of the undersigned, and (iv) the number of shares (including with respect to in-kind interest payments paid and to be paid through November 5, 2000) that the Notes and Warrants other than the Investor Notes and Warrants carry the right to acquire.


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         This letter amending the Agreement may be executed in multiple counterparts which together shall constitute the amendment to the Agreement. As modified herein, the documents relating to the Notes and Warrants remain in full force and effect.

                                        Sincerely,

                                        ELLIOTT ASSOCIATES, L.P.



                                        By:
                                            ---------------------------
                                        WESTGATE INTERNATIONAL, L.P.
                                            By:  Martley International, Inc.
                                                     Attorney-in-Fact



                                                     By:
                                                         -----------------------

                                        ALEXANDER FINANCE, L.P.



                                                 By:
                                                     ---------------------------



AGREED TO AND ACCEPTED:

ILLINOIS SUPERCONDUCTOR CORPORATION



By:
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